Spark Energy, Inc. Announces Class A Common Stock Share Buyback Program
HOUSTON, August 18, 2020 (ACCESSWIRE) -- Spark Energy, Inc. ("Spark" or the "Company") (NASDAQ: SPKE), an independent retail energy services company, announced today that its Board of Directors has authorized a share buyback program of up to $20 million of Spark’s Class A common stock, par value $0.01 per share (the “Class A common stock”) through August 18, 2021. The Company intends to fund the program through available cash balances and borrowings under its Senior Credit Facility, as well as future operating cash flows.

These shares may be repurchased from time to time in the open market at prevailing market prices or in privately negotiated transactions based on ongoing assessments of capital needs, the market price of the stock, and other factors, including general market conditions. The repurchase program does not obligate Spark to acquire any particular amount of common stock and it may be modified or suspended at any time, and could be terminated prior to completion.

About Spark Energy, Inc.

Spark Energy, Inc. is an independent retail energy services company founded in 1999 that provides residential and commercial customers in competitive markets across the United States with an alternative choice for their natural gas and electricity. Headquartered in Houston, Texas, Spark currently operates in 19 states and serves 94 utility territories. Spark offers its customers a variety of product and service choices, including stable and predictable energy costs and green product alternatives.
We use our website as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. Investors should note that new materials, including press releases, updated investor presentations, and financial and other filings with the Securities and Exchange Commission are posted on the Spark Energy Investor Relations website at ir.sparkenergy.com. Investors are urged to monitor our website regularly for information and updates about the Company.

Cautionary Note Regarding Forward Looking Statements
This release contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control. These forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) can be identified by the use of forward-looking terminology including “may,” “should,” “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “plan,” “intend,” “project,” or other similar words. All statements, other than statements of historical fact included in this press release, regarding strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, objectives and beliefs of management are forward-looking statements. Forward-looking statements appear in a number of places in this press release and include statements about the timing and amount of future purchases under the repurchase program, sources of funds under the repurchase program, and the impacts of the repurchase program. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurance that such expectations will prove correct.
The forward-looking statements in this press release are subject to risks and uncertainties. Important factors that could cause actual results to materially differ from those projected in the forward-looking statements include, but are not limited to:

•potential risks and uncertainties relating to COVID-19, including the geographic spread, the severity of the disease, the scope and duration of the COVID-19 outbreak, actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact, and the potential negative impacts of COVID-19 on economies and financial markets;
•changes in commodity prices;
•the sufficiency of risk management and hedging policies and practices;
•the impact of extreme and unpredictable weather conditions, including hurricanes and other natural disasters;
•federal, state and local regulation, including the industry's ability to address or adapt to potentially restrictive new regulations that may be enacted by public utility commissions;
•our ability to borrow funds and access credit markets;
•restrictions in our debt agreements and collateral requirements;
•credit risk with respect to suppliers and customers;
•changes in costs to acquire customers as well as actual attrition rates;
•accuracy of billing systems;
•our ability to successfully identify, complete, and efficiently integrate acquisitions into our operations;
•significant changes in, or new charges by, the ISOs in the regions in which we operate;
•competition; and
•the “Risk Factors” in our latest Annual Report on Form 10-K for the year ended December 31, 2019, in our Quarterly Reports on Form 10-Q, and other public filings and press releases.
You should review the risk factors and other factors noted throughout this press release that could cause our actual results to differ materially from those contained in any forward-looking statement. All forward-looking statements speak only as of the date of this press release. Unless required by law, we disclaim any obligation to publicly update or revise these statements whether as a result of new information, future events or otherwise. It is not possible for us to predict all risks, nor can we assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Contact: Spark Energy, Inc.
Investors:
Mike Barajas, 832-200-3727
Media:
Kira Jordan, 832-255-7302